                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            October 7, 2004

                      Tropical Sportswear Int'l Corporation
             (Exact name of registrant as specified in its charter)

          Florida                   0-23161                  59-3424305
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number             Identification No.)

                     4902 W. Waters Avenue, Tampa, FL 33634
                    (Address of principal executive offices)

Registrant's telephone number, including area code            813-249-4900

(Former name or former address, if changed since last report.)

Item 2.05         Costs Associated with Exit or Disposal Activities

Item 9.01         Financial Statements and Exhibits .

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information (unaudited).

                  Not Applicable.

         (c)      Exhibits

                  99.1     Press Release dated October 7, 2004

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              Tropical Sportswear Int'l Corporation

Date:    October 12, 2004                                     /s/ Robin J. Cohan
                                                              Robin J. Cohan
                                                              Executive Vice President,
                                                              Chief Financial Officer and Treasurer
                                                              (in the dual capacity of duly authorized
                                                              officer and principal accounting officer)